EXHIBIT 10(g)

          Amended and Restated Revolving Credit and Term Loan Agreement

         This Amended and Restated Revolving Credit and Term Loan Agreement is entered into as of September 23, 1997, by and among Electronic Data Systems Corporation, a Delaware corporation ("EDS"), the financial institutions listed on the signature pages of this Amendment and Restatement under the heading "LENDERS," including Banco Santander - New York Branch, Bank of America National Trust and Savings Association, The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, and NationsBank of Texas, N.A., as Arrangers, and Citibank, N.A. as Administrative Agent for such Lenders to the extent and in the manner provided in the Existing Credit Agreement (as defined below). All capitalized terms used in this Amendment and Restatement and not defined, have the meaning given to such terms in the Existing Credit Agreement.

         EDS, Administrative Agent, and certain Lenders entered into that certain Revolving Credit and Term Loan Agreement as of October 4, 1995, as same has been amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated as of September 25, 1996 (as amended, the "Existing Credit Agreemen"). EDS desires to further amend the Existing Credit Agreement to effect the amendments reflected herein, and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the amendments contained herein, and the Administrative Agent and Lenders are willing to agree to such amendment and restatement.

         Accordingly, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.       Amendments to Existing Credit Agreement.

         a. References to Credit Agreement. All references to "the Revolving Credit and Term Loan Agreement" in the Existing Agreement, the Exhibits thereto, and the other Loan Documents, shall be deemed to be references to "the Amended and Restated Revolving Credit and Term Loan Agreement," and each reference in the Existing Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import, and each reference in any Exhibit or other Loan Document to "thereunder," "thereof," or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended and Restated Revolving Credit and Term Loan Agreement as described in this Amendment and Restatement.

     b. Definitions. (i) The definition of "Applicable Margin" is hereby amended in its entirety to read as follows:
                  "`Applicable Margin,' with respect to the calculation of the CD Rate or the Eurodollar Rate, means the applicable percentage amount set forth in the table below:

                  Committed Loans:

                           Eurodollar Loans          0.145%

                           CD Loans                  0.270%




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                  Term Loans:

                           Eurodollar Loans          0.145%

                           CD Loans                  0.270%"

                           (ii) The definition of "Availability  Date" is hereby
amended in its entirety to read as follows:

                  "'Availability Date' means September 23, 1997."

         c. Fees. Section 4.1 (Facility Fees) of the Existing Credit Agreement is hereby amended to replace the number and words "0.045 percent per annum" in the first sentence thereof with the number and words "0.040 percent per annum."

         d. Representations and Warranties. Section 6.1(d) (Financial Statements) of the Existing Credit Agreement is hereby amended to replace the date "December 31, 1995" at the end of the first sentence thereof with the date "December 31, 1996."

         e. Notices. Section 11.4 (Communications) of the Existing Credit Agreement and all exhibits to the Existing Credit Agreement and Section 4.02 of the Guaranty are hereby amended to change the area code for all telecopy and telephone numbers for the Borrowers and EDS referenced therein from "214" to "972."

2. Representations and Warranties. To induce Lenders to enter into this Amendment and Restatement, EDS represents and warrants to Lenders as follows:

         a. Corporate Existence and Authority. EDS (i) is duly organized, validly existing, and in good standing under the Laws of the State of Delaware,
(ii) is duly qualified to transact business and is in good standing in each jurisdiction where the failure to do so would have a Material Adverse Effect, and (iii) has all requisite power and authority (A) to own its assets and to carry on its business, and (B) to execute, deliver, and perform its obligations under this Amendment and Restatement.

         b. Binding Obligations. The execution and delivery of this Amendment and Restatement has been duly authorized and approved by all necessary corporate action on the part of EDS, and this Amendment and Restatement constitutes the legal, valid, and binding obligation of EDS, enforceable against it in accordance with its terms, except as the enforceability may be limited by applicable Debtor Relief Laws.

         c. Financial Statements. EDS has delivered to Administrative Agent a copy of the Financial Statements as of the period ended December 31, 1996. Such Financial Statements were prepared in accordance with GAAP and present fairly the financial condition and the results of operations of EDS and its consolidated Subsidiaries as of, and for the portion of the fiscal year ending on, the date or dates thereof. All material liabilities (direct or indirect, fixed or contingent) of EDS and its consolidated Subsidiaries as of the date or dates of such Financial Statements are reflected therein or in the notes thereto. Between the date or dates of such Financial Statements and the date of this Amendment and Restatement, there has been no material adverse change in the financial condition of EDS and its consolidated Subsidiaries.

         d. Litigation. Except for the Litigation described on Schedule 6.1 to the Existing Credit Agreement, EDS and its Subsidiaries are not involved in, nor, to the best of EDS's knowledge, are they aware of, any Litigation which could, collectively or individually, have a Material Adverse Effect, if determined adversely to EDS and its Subsidiaries, nor are there any outstanding or unpaid judgments against EDS or its Subsidiaries in excess of $25,000,000 (calculated, in the case of judgments denominated in currencies other than Dollars, by reference to the Dollar Equivalent Value of the amount of such judgment in such other currency), in the aggregate.

         e. Other Representations. All representations and warranties set forth in Article VI of the Existing Credit Agreement, to the extent applicable to EDS (other than those contained in Sections 6.1(d) and (e)), and in Article III of the Guaranty, are true and correct in all material respects on and as of the date hereof, except for such changes therein otherwise permitted by the terms of the Existing Credit Agreement or the Guaranty or permitted or waived by Majority Lenders.

3. Conditions Precedent. The effectiveness of this Amendment is subject to Administrative Agent's receipt of the following:

     a. This Amendment and Restatement. Counterparts of this Amendment and Restatement executed by EDS, the Administrative Agent, and the other Lenders.

     b. Notes. New Notes, executed by EDS, each substantially in the form of Exhibit A-1 to the Existing Credit Agreement, except for appropriate changes as to date and amount.

     c. Articles of Incorporation. A recent copy of the articles or certificate of incorporation and all amendments thereto, of EDS, certified by the Secretary of State of Delaware.

     d. Good Standing and Existence. A recent certificate of existence and good standing of EDS from the Secretary of State of Delaware.

     e. Officer's Certificate. An Officer's Certificate of EDS certifying as to:
(i) bylaws; (ii) resolutions; and (iii) incumbency of all officers of EDS who will be authorized to execute or attest to any Loan Document.

         f. Opinion of Counsel. An opinion of counsel to EDS, including, without limitation, an opinion as to the enforceability under New York law of this Amendment and Restatement and any documents delivered in connection herewith, which opinion may be delivered by separate counsel.

4.       Miscellaneous.

         a. No Other Amendments. Except as expressly amended herein, the terms of the Existing Credit Agreement shall remain in full force and effect, and all such terms are hereby incorporated by reference.

         b. Amendment as Loan Document. This Amendment and Restatement shall constitute a Loan Document.

         c. Limitation on Agreements. The amendments set forth herein are limited precisely as written and shall not be deemed: (i) to be a consent under or waiver of any other term or condition in the Existing Credit Agreement or any of the other Loan Documents; or (ii) to prejudice any right or rights which Administrative Agent and Lenders now have or may have in the future under, or in connection with the Existing Credit Agreement, as amended and restated hereby, the Notes, the Loan Documents or any of the other documents referred to herein or therein.

         d. Schedule 1. All Lenders and Committed Sums evidenced on Schedule 1 attached hereto hereby replace those Lenders and Committed Sums on the previous
Schedule 1 attached to the Existing Credit Agreement.

         e. Terminating Lenders. Those Persons that executed the Existing Credit Agreement as Lenders, but that are not signatories to this Amendment and Restatement, are no longer Lenders under the Existing Credit Agreement, as amended hereby.

         f. Counterparts. This Amendment and Restatement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         g. GOVERNING LAW. THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICT OF LAWS PROVISIONS THEREOF), EXCEPT TO THE EXTENT THAT FEDERAL LAWS MAY APPLY.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGE(S) FOLLOW.


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


EXECUTED as of the date and year first above written.




                                   Borrower:
                                   ELECTRONIC DATA SYSTEMS CORPORATION


                                   By:       /s/ Joseph E. Burns
                                             __________________________________
                                   Name:     Joseph E. Burns
                                   Title:    Assistant Treasurer



                                   Administrative Agent:

                                   CITIBANK, N.A., in its individual capacity as a Lender, and as Administrative Agent



                                   By:       /s/ Robert D. Wetrus
                                             __________________________________
                                   Name:     Robert D. Wetrus
                                   Title:    Vice President




                                   Arrangers/Lenders:

                                   BANCO SANTANDER - NEW YORK BRANCH


                                   By:       /s/ Robert E. Schlegel
                                             __________________________________

                                   Name:     Robert E. Schlegel
                                   Title:    Vice President



                                   By:       /s/ Valerie Merrin
                                             __________________________________
                                   Name:     Valerie Merrin
                                   Title:    Vice President




                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION


                                   By:       /s/ Robert D. Wetrus
                                             __________________________________

                                   Name:     Michael J. McCutchin
                                   Title:    Managing Director



                                   THE CHASE MANHATTAN BANK


                                   By:       /s/ Mitchell J. Gervis
                                             __________________________________
                                   Name:     Mitchell J. Gervis
                                   Title:    Vice President

                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK



                                   By:       /s/ Robert L. Barrett
                                             __________________________________
                                   Name:     Robert L. Barrett
                                   Title:    Vice President



                                   NATIONSBANK OF TEXAS, N.A.


                                   By:       /s/ Timothy M. O'Connor
                                             __________________________________
                                   Name:     Timothy M. O'Connor
                                   Title:    Vice President



                                   Managers/Lenders:

                                   BANQUE NATIONALE DE PARIS, HOUSTON AGENCY


                                   By:       /s/ Henry F. Setina
                                             __________________________________
                                   Name:     Henry F. Setina
                                   Title:    Vice President



                                   THE DAI-ICHI KANGYO BANK, LTD.,
                                    NEW YORK BRANCH


                                   By:       /s/ Andreas Panteli
                                             __________________________________
                                   Name:     Andreas Panteli
                                   Title:    Vice President & Group Leader

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By:       /s/ Philip K. Kiebscher
                                             __________________________________
                                   Name:     Philip K. Kiebscher
                                   Title:    Vice President



                                   WACHOVIA BANK, N.A.


                                   By:       /s/ Paige D. Mesaros
                                             __________________________________
                                   Name:     Paige D. Mesaros
                                             Vice President



                                   Lenders:

                                   BANCA DI ROMA - CHICAGO BRANCH


                                   By:       /s/ Steven Paley
                                             __________________________________
                                   Name:     Steven Paley
                                   Title:    Vice President



                                   By:       /s/ Luigi Rocchi
                                             __________________________________
                                   Name:     Luigi Rocchi
                                   Title:    Vice President

                                    BANCA MONTE DEI PASCHI DI SIENA, S.p.A


                                   By:       /s/
                                             __________________________________
                                   Name:
                                   Title:    S.V.P. & General Manager



                                   By:       /s/ Brian R. Landy
                                             __________________________________
                                   Name:     Brian R. Landy
                                   Title:    Vice President



                                   BANKBOSTON, N.A.


                                   By:       /s/ Howard V. Hennigar
                                             __________________________________
                                   Name:     Howard V. Hennigar
                                   Title:    Managing Director



                                   BANK OF MONTREAL


                                   By:       /s/ Leon H. Sinclair
                                             __________________________________
                                   Name:     Leon H. Sinclair
                                   Title:    Director

                                   THE BANK OF NEW YORK


                                   By:       /s/ Steven M. Ross
                                             __________________________________
                                   Name:     Steven M. Ross
                                   Title:    Vice President



                                   THE BANK OF TOKYO - MITSUBISHI, LTD.,
                                   HOUSTON AGENCY


                                   By:       /s/  John W. McGhee
                                             __________________________________
                                   Name:     John W. McGhee
                                   Title:    Vice President & Manager



                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:       /s/ Robert Ivosevich
                                             __________________________________
                                   Name:     Robert Ivosevich
                                   Title:    Senior Vice President



                                  CREDIT SUISSE FIRST BOSTON


                                   By:       /s/ Thomas G. Muoio
                                             __________________________________
                                   Name:     Thomas G. Muoio
                                   Title:    Vice President



                                   By:       /s/ Christian Bourqui
                                             __________________________________
                                   Name:     Christian Bourqui
                                   Title:    Associate

                                   DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                   ISLAND BRANCHES


                                   By:       /s/ Stephan A. Wiedemann
                                             __________________________________
                                   Name:     Stephan A. Wiedemann
                                   Title:    Director



                                   By:       /s/ Jean M. Hannigan
                                             __________________________________
                                   Name:     Jean M. Hannigan
                                   Title:    Vice President



                                   DRESDNER BANK AG, NEW YORK BRANCH AND
                                    GRAND CAYMAN BRANCH


                                   By:       /s/ Robert Grella
                                             __________________________________
                                   Name:     Robert Grella
                                   Title:    Vice President


                                   By:       /s/ B. Craig Erickson
                                             __________________________________
                                   Name:     B. Craig Erickson
                                   Title:    Vice President



                                   THE FIRST NATIONAL BANK OF MARYLAND


                                   By:       /s/ Andrew W. Fish
                                             __________________________________
                                   Name:     Andrew W. Fish
                                   Title:    Vice President

                                   FIRST UNION NATIONAL BANK


                                   By:       /s/
                                             __________________________________
                                   Name:
                                   Title:




                                   THE FUJI BANK, LIMITED - HOUSTON AGENCY


                                   By:       /s/ Kenichi Tatara
                                             __________________________________
                                   Name:     Kenichi Tatara
                                   Title:    Vice President & Manager




                                   ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A.


                                   By:       /s/ Robert Wurster
                                             __________________________________
                                   Name:     Robert Wurster
                                   Title:    First Vice President


                                   By:       /s/ Glen Binder
                                             __________________________________
                                   Name:     Glen Binder
                                   Title:    Vice President

                                   KREDIETBANK, N.V., GRAND CAYMAN BRANCH


                                   By:       /s/ Robert Snauffer/Tod R. Angus
                                             __________________________________
                                   Name:     Robert Snauffer/Tod R. Angus
                                   Title:    Vice President/Vice President



                                   MELLON BANK, N.A.


                                   By:       /s/ Christine Plumb
                                             __________________________________
                                   Name:     Christine Plumb
                                   Title:    Vice President



                                   NATIONAL WESTMINSTER BANK PLC,
                                    NEW YORK BRANCH


                                   By:       /s/ Angela Bozorgmir
                                             __________________________________
                                                    Angela Bozorgmir
                                                     Vice President


                                   NATIONAL WESTMINSTER BANK PLC,
                                    NASSAU BRANCH


                                   By:       /s/ Angela Bozorgmir
                                             __________________________________
                                                    Angela Bozorgmir
                                                     Vice President

                                   ROYAL BANK OF CANADA


                                   By:       /s/ Brian W. Dixon
                                             __________________________________
                                   Name:     Brian W. Dixon
                                   Title:    Senior Manager



                                   SOCIETE GENERALE, SOUTHWEST AGENCY


                                   By:       /s/ Christopher J. Spelz
                                             __________________________________
                                   Name:     Christopher J. Spelz
                                   Title:    V.P. and Manager



                                   By:       /s/ Damien Zinck
                                             __________________________________
                                                  Damien Zinck
                                             Assistant Vice President



                                   THE SANWA BANK, LIMITED, DALLAS AGENCY


                                   By:       /s/ Eric Reimer
                                             __________________________________
                                   Name:     Eric Reimer
                                   Title:    Assistant Vice President

                                   STANDARD CHARTERED BANK


                                   By:       /s/ Kristina McDavid
                                             __________________________________
                                   Name:     Kristina McDavid
                                   Title:    Vice President


                                   By:       /s/ Peter G.R. Dodds
                                             __________________________________
                                                    Peter G.R. Dodds
                                                     Vice President


                                   THE SUMITOMO BANK, LIMITED


                                   By:       /s/ Harumitsu Seki
                                             __________________________________
                                                     Harumitsu Seki
                                                     General Manager



                                   STATE STREET BANK AND TRUST COMPANY


                                   By:       /s/ F. Andrew Beise
                                             __________________________________
                                   Name:     F. Andrew Beise
                                   Title:    Vice President



                                   SUNTRUST BANK, ATLANTA


                                   By:       /s/ Trisha E. Hardy
                                             __________________________________
                                   Name:     Trisha E. Hardy
                                   Title:    Corporate Banking Officer


                                   By:       /s/ John A. Fields, Jr.
                                             __________________________________
                                   Name:     John A. Fields, Jr.
                                   Title:    Vice President




                                   THE TORONTO DOMINION BANK


                                   By:       /s/ Jorge A. Garcia
                                             __________________________________
                                   Name:     Jorge A. Garcia
                                   Title:    Mgr. Gr. Admin.

                                   WELLS FARGO BANK, N.A.


                                   By:       /s/Frieda Youlios
                                             __________________________________
                                   Name:     Frieda Youlios
                                   Title:    Vice President


                                   By:       /s/ Rachel Uyama
                                             __________________________________
                                   Name:     Rachel Uyama
                                   Title:    Assistant Vice President



                                   FLEET NATIONAL BANK


                                   By:       /s/ Frank H. Benesh III
                                             __________________________________
                                   Name:     Frank H. Benesh III
                                   Title:    Vice President

                                   SCHEDULE 1
        to Amended and Restated Revolving Credit and Term Loan Agreement


                             [not provided herein]